UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): September 30, 2009
HMS Holdings Corp.
(Exact Name of Registrant as Specified in Charter)

New York	0-50194	11-3656261

(State or Other Juris- diction of Incorporation	(Commission File Number)	(IRS Employer Identification No.)
401 Park Avenue South, New York, New York 10016
(Address of Principal Executive Offices, Zip Code)
Registrant’s telephone number, including area code: (212) 725-7965
Not applicable.
(Former Name or Former Address, if Changed Since Last Report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure

Item 9.01 Exhibits

Signatures

Exhibit Index

Exhibit 99.1 Press release dated September 30, 2009
EX-99.1

Item 7.01 Regulation FD Disclosure
By press release dated September 30, 2009, HMS Holdings Corp. (the “Company”) announced it has acquired the business of IntegriGuard LLC. A copy of the press release announcing the acquisition is attached as Exhibit 99.1.
Item 9.01 Financial Statements and Exhibits
(c) Exhibits
     The following exhibit relating to Item 7.01 shall be deemed to be furnished, and not filed:

Exhibit No.	Description

99.1	Press release dated September 30, 2009

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.
Date: September 30, 2009

By:	/s/ Walter D. Hosp
Walter D. Hosp
Chief Financial Officer (Principal Financial Officer and Accounting Officer)

INDEX TO EXHIBITS

Exhibit No.	Description

99.1	Press release dated September 30, 2009